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
                  TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY


           NUMBER                                                                                     SHARES

CM

                                                                                      THIS CERTIFICATE IS TRANSFERABLE AT THE
                                                                                         PRINCIPAL OFFICE OF CHASEMELLON
   INCORPORATED UNDER THE LAWS                                                       SHAREHOLDER SERVICES, L.L.C. IN NEW YORK,
     OF THE STATE OF DELAWARE                                                          NEW YORK OR DALLAS, TEXAS OR AT THE
                                                                                      PRINCIPAL OFFICE OF THE R-M TRUST COMPANY
                                                                                            IN TORONTO, ONTARIO, CANADA
                                                           [Veritas Logo]
                                                                                                  CUSIP 92343P 10 7
                                                          VERITAS DGC INC.
                                                            COMMON STOCK                           SEE REVERSE FOR
                                                                                                 CERTAIN DEFINITIONS
                                                                                                  AND RESTRICTIONS
                                                                                                    ON TRANSFER
THIS CERTIFIES THAT








is the owner of


               FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.01 EACH OF VERITAS DGC INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this
Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation of the Corporation (copies of which are on file with each Transfer Agent and
Registrar), as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by a Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated                                              CERTIFICATE OF STOCK

     /s/ UNREADABLE
         -----------------------------------
         President                                                               Countersigned and Registered.
                                                                                      CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                                                                                   Transfer Agent
                                                                                                                    and Registrar
     /s/ UNREADABLE                                  [VERITAS DGC INC. CORPORATE SEAL]
         -----------------------------------
         Secretary                                                               By:


                                                                                                               Authorized Signature
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
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
                                                         VERITAS DGC, INC.

      The Corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or any
Transfer Agent and Registrar.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                TEN COM -- as tenants in common                  UNIF GIFT MIN ACT -- _______________ CUSTODIAN _______________
                TEN ENT -- as tenants by the entireties                                   (Cust)                    (Minor)
                JT TEN  -- as joint tenants with right of survivorship                Under Uniform Gifts to Minors
                           and not as tenants in common                               Act__________________
                                                                                              (State)

                              Additional abbreviations may also be used though not in the above list.

                            For Value Received, the undersigned hereby sells, assigns and transfers unto

     Please Insert Social Security or Other
       Identifying Number of Assignee
_______________________________________________


_______________________________________________

_________________________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_________________________________________________________________________________________________________________________________


________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________Shares
of the stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________________________________________________Attorney
to transfer the same on the books of the within named Corporation with full power of substitution in the premises.


Dated_____________________________________



                                                                           X___________________________________________________
                                 NOTICE:                                                       (SIGNATURE)
                         THE SIGNATURE(S) TO
                         THIS ASSIGNMENT MUST
                         CORRESPOND WITH THE
                         NAME(S) AS WRITTEN
                         UPON THE FACE OF THE
                         CERTIFICATE IN EVERY                              X__________________________________________________
                         PARTICULAR WITHOUT                                                    (SIGNATURE)
                         ALTERATION OR EN-
                         LARGEMENT OR ANY                                  ______________________________________________________
                         CHANGE WHATEVER.
                                                                            THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                                                                            GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                                                                            AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                                                                            MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                                                                            MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
                                                                           ____________________________________________________
                                                                            SIGNATURE(S) GUARANTEED BY:





                                                                           ____________________________________________________
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
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
                  TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY


           NUMBER                                                                                     SHARES

RM

                                                                                      THIS CERTIFICATE IS TRANSFERABLE AT THE
                                                                                         PRINCIPAL OFFICE OF CHASEMELLON
   INCORPORATED UNDER THE LAWS                                                       SHAREHOLDER SERVICES, L.L.C. IN NEW YORK,
     OF THE STATE OF DELAWARE                                                          NEW YORK OR DALLAS, TEXAS OR AT THE
                                                                                      PRINCIPAL OFFICE OF THE R-M TRUST COMPANY
                                                                                            IN TORONTO, ONTARIO, CANADA
                                                           [Veritas Logo]
                                                                                                  CUSIP 92343P 10 7
                                                          VERITAS DGC INC.
                                                            COMMON STOCK                           SEE REVERSE FOR
                                                                                                 CERTAIN DEFINITIONS
                                                                                                  AND RESTRICTIONS
                                                                                                    ON TRANSFER
THIS CERTIFIES THAT








is the owner of


               FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.01 EACH OF VERITAS DGC INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this
Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation of the Corporation (copies of which are on file with each Transfer Agent and
Registrar), as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by a Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:                                             CERTIFICATE OF STOCK

     /s/ UNREADABLE
         -----------------------------------
         President                                                               Countersigned and Registered:
                                                                                      THE R-M TRUST COMPANY, (Toronto)
                                                                                                                   Transfer Agent
                                                                                                                    and Registrar
     /s/ UNREADABLE                                  [VERITAS DGC INC. CORPORATE SEAL]
         -----------------------------------
         Secretary                                                               By:


                                                                                                               Authorized Officer
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

                                                         VERITAS DGC, INC.

      The Corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or any
Transfer Agent and Registrar.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                TEN COM -- as tenants in common                  UNIF GIFT MIN ACT -- _______________ CUSTODIAN _______________
                TEN ENT -- as tenants by the entireties                                   (Cust)                    (Minor)
                JT TEN  -- as joint tenants with right of survivorship                Under Uniform Gifts to Minors
                           and not as tenants in common                               Act__________________
                                                                                              (State)

                              Additional abbreviations may also be used though not in the above list.

                            For Value Received, the undersigned hereby sells, assigns and transfers unto

     Please Insert Social Security or Other
       Identifying Number of Assignee
_______________________________________________


_______________________________________________

_________________________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_________________________________________________________________________________________________________________________________


________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________Shares
of the stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________________________________________________Attorney
to transfer the same on the books of the within named Corporation with full power of substitution in the premises.


Dated_____________________________________



                                                                           X___________________________________________________
                                 NOTICE:                                                       (SIGNATURE)
                         THE SIGNATURE(S) TO
                         THIS ASSIGNMENT MUST
                         CORRESPOND WITH THE
                         NAME(S) AS WRITTEN
                         UPON THE FACE OF THE
                         CERTIFICATE IN EVERY                              X__________________________________________________
                         PARTICULAR WITHOUT                                                    (SIGNATURE)
                         ALTERATION OR EN-
                         LARGEMENT OR ANY                                  ______________________________________________________
                         CHANGE WHATEVER.
                                                                            THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                                                                            GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                                                                            AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                                                                            MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                                                                            MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
                                                                           ____________________________________________________
                                                                            SIGNATURE(S) GUARANTEED BY:





                                                                           ____________________________________________________